Exhibit 10.22

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WARRANT TO PURCHASE STOCK

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company: Number of Shares: Class of Stock: Warrant Price: Issue Date: Expiration Date:

3PARdata, Inc., a California corporation (the “Company”)

53,187, or such greater amount as provided in Section 1.7

Common Stock of the Company (the “Common Stock”)

$0.940065 per share (the “Warrant Price”)

June 30, 2005 (the “Issue Date”)

See Section 5.1 below.

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK (“Bank”), together with any registered holder from time to time of this Warrant or any holder of the shares issuable or issued upon exercise of this Warrant, “Holder”) is entitled to purchase that number of fully paid and nonassessable shares of Common Stock set forth above or that number of shares otherwise purchasable upon exercise of this Warrant pursuant to the provisions herein (the “Shares”) at the Warrant Price, as adjusted pursuant to Article 2 of this Warrant and subject to the provisions and upon the terms and conditions set forth in this Warrant. Capitalized terms used but not otherwise defined herein shall have the meanings given them in that certain Loan and Security Agreement dated as of June 30, 2005, by and among the Company, Gold Hill Venture Lending 03, LP and Bank (the “Loan Agreement”).

ARTICLE 1. EXERCISE.

1.1      Method of Exercise.    Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 (the “Notice of Exercise”) to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2      Conversion Right.    In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time exercise this Warrant, in whole or in part,

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into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

1.3      Fair Market Value.    If the Company’s common stock is traded in a public market, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the initial public offering of the Company’s securities pursuant to registration statement of the Company filed under the Act (an “IPO”), the “price to public” per share price specified in the final prospectus relating to such offering). If the Company’s common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

1.4      Delivery of Certificate and New Warrant.    Promptly after Holder exercises this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new Warrant representing the Shares not so acquired.

1.5      Replacement of Warrants.    On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6      Treatment of Warrant Upon Acquisition of Company.

a.      ”Acquisition”.    For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction (other than a transaction effected solely to change the domicile of the Company).

b.      Treatment of Warrant at Acquisition.

(i)      Upon the written request of the Company, Holder agrees that, in the event of an Acquisition in which the consideration received in such Acquisition is either (x) cash, (y) shares or other securities of a publicly-traded company listed on a national market or exchange, freely tradeable without restrictions within 90 days of the close of such Acquisition, or (z) a combination of (x) and (y) either (A) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (B) if

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Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

(ii)      Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an “arm’s-length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (A) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such True Asset Sale or (B) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed True Asset Sale.

(iii)      Upon the closing of any Acquisition or True Asset Sale other than those particularly described in subsections (i) and (ii) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten (10) percent or more of the stock of the Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person’s or entity’s officers, directors, joint venturers or partners, as applicable.

1.7      Number of Shares.    This Warrant is exercisable for 53,187 shares of Common Stock initially. On the date of each Growth Capital Advance made pursuant to the Loan Agreement, the number of shares of Common Stock for which this Warrant is exercisable shall automatically increase by that number of shares equal to the product of (a) 4.4323 and (b) the amount of the Growth Capital Advance divided by $1,000.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1      Stock Dividends, Splits, Etc.    If the Company declares or pays a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder

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owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2      Reclassification, Exchange, Combinations or Substitution.    Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant, Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3      [INTENTIONALLY OMITTED.]

2.4      No Impairment.    The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article 2 against impairment.

2.5      Fractional Shares.    No fractional Shares shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional share interest by making a cash payment thereof to Holder in the amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6      Certificate as to Adjustments.    Upon each adjustment of the Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company's expense, promptly compute such adjustment, and furnish Holder with a

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upon exercise hereof, to all of the registration rights set forth in the Third Amended and Restated Shareholder Rights Agreement dated as of February 5, 2004 (the “Rights Agreement”) to the same extent and on the same terms and conditions as possessed by the investors thereunder with the following exceptions and clarifications: (a) Holder will have no demand registration rights; (b) Holder will have no Form S-3 registration rights; (c) the Common Stock issued upon exercise hereof will be deemed to be “Registrable Securities” as defined in the Rights Agreement; (d) Holder will be subject to the same provisions regarding indemnification as contained in the Rights Agreement; and (e) the registration rights are freely assignable by Holder in connection with a permitted transfer of this Warrant or the shares issuable upon exercise hereof. The Company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights. For the purposes of this Warrant, the term “Qualified Public Offering” has the same meaning given to it in the Rights Agreement.

3.4      No Shareholder Rights.    Except as provided in this Warrant, prior to exercise of this Warrant, Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon (other than pursuant to the adjustments described herein), exercise preemptive rights or be notified of shareholder meetings (other than as set forth herein). However, nothing in this Section 3.4 shall limit the right of Holder to be provided the notices required under this Warrant.

ARTICLE 4.      REPRESENTATIONS, WARRANTIES OF HOLDER.    Holder represents and warrants to the Company as follows:

4.1      Purchase for Own Account.    This Warrant and the securities to be acquired upon exercise of this Warrant by Holder (collectively, the “Securities”) will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that Holder has not been formed for the specific purpose of acquiring the Securities.

4.2      Disclosure of Information.    Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the Securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3      Investment Experience.    Holder understands that the purchase of this Warrant and the Securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that

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Holder can bear the economic risk of such Holder’s investment in this Warrant and the Securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4      Accredited Investor Status.    Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5      The Act.    Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

ARTICLE 5.      MISCELLANEOUS.

5.1      Term:    This Warrant is exercisable in whole or in part at any time and from time to time on or before the date that is ten (10) years from the Issue Date.

5.2      Market Stand-Off Agreement.    Holder hereby agrees, if so requested by the managing underwriters in an initial public offering by the Company of its Common Stock, that, without the prior written consent of such managing underwriters, Holder will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of or make a distribution of any shares of Common Stock of the Company held by or on behalf of Holder or beneficially owned by Holder in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to one hundred eighty (180) days) after the date of the final prospectus relating to the Company’s IPO; provided, however, (a) that the officers and directors of the Company who own stock of the Company and holders of at least five percent (5%) of the outstanding stock of the Company also agree to such restrictions, and (b) that this Section 5.2 shall only apply to Holder to the extent that it has not been waived with respect to any other person who was subject to similar restrictions.

5.3      Survival of Rights and Obligations.    The rights and obligations of the Company, of Holder, and of the holder of shares of Common Stock issued upon exercise of this Warrant contained in Section 3.3 shall survive the exercise of this Warrant.

5.4      Legends.    This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

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THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

5.5      Compliance with Securities Laws on Transfer.    This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Bank to provide an opinion of counsel if the transfer is to SVB Financial Group (Bank’s parent company) or any other affiliate of Bank who is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c) under the Act, Holder represents that it has complied with Rule 144(d) under the Act and Rule 144(e) under the Act in reasonable detail, the selling broker represents that it has complied with Rule 144(f) under the Act, and the Company is provided with a copy of Holder’s notice of proposed sale.

5.6      Transfer Procedure.    Upon receipt by Bank of the executed Warrant, Bank will transfer all of this Warrant to SVB Financial Group, Bank’s parent company, by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Section 5.5 and upon providing Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

5.7      Notices.    All notices and other communications from the Company to Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid (or on the first

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business day after transmission by facsimile), at such address or facsimile number as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Section 5.5 above, all notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SVB Financial Group

Attn: Treasury Department

3003 Tasman Drive, HA 200

Santa Clara, CA 95054

Telephone: (408)654-7400

Facsimile: (408) 496-2405

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

3PARdata, Inc.

Attn: Chief Financial Officer

4209 Technology Drive

Fremont, CA 94538

Telephone: (510)413-5999

Facsimile: (510) 668-9596

5.8      Waiver.    This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.9      Attorneys' Fees.    In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

5.10      Automatic Conversion upon Expiration.    In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to Holder.

5.11      Counterparts.    This Warrant may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

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5.12      Governing Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered as of the Issue Date specified above.

“COMPANY”

3PARdata, Inc.

By:	/s/ Adriel G. Lares
Name:	Adriel G. Lares
Title:	VP Finance & CFO

“HOLDER”

Silicon Valley Bank
By:	/s/ Sean Lynden
Name:	Sean Lynden
Title:	Manager

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered as of the Issue Date specified above.

“COMPANY”

3PARdata, Inc.

By:
Name:
Title:

“HOLDER”

Silicon Valley Bank

By:	/s/ Quentin Falconer
Name:	Quentin Falconer
Title:	Senior V.P.

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APPENDIX 1

NOTICE OF EXERCISE

1.      Holder elects to purchase                      shares of the Common Stock of 3PARdata, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

1.      Holder elects to convert the attached Warrant into shares of Common Stock of the Company in the manner specified in the Warrant. This conversion is exercised for                              Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2.      Please issue a certificate or certificates representing the shares in the name specified below:

Holder’s Name
(Address)

3.      By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:
By:
Name:
Title:
(Date):

APPENDIX 2

ASSIGNMENT

For value received, Silicon Valley Bank hereby sells, assigns and transfers unto

Name:	SVB Financial Group
Address:	3003 Tasman Drive (HA-200) Santa Clara, CA 95054
Tax ID:	91-1962278

that certain Warrant to Purchase Stock issued by 3PARdata, Inc. (the “Company”), on June 30, 2005 (the “Warrant”), together with all rights, title and interest therein.

SILICON VALLEY BANK

By:
Name:
Title:

Date:

By its execution below, and for the benefit of the Company, SVB Financial Group makes each of the representations and warranties set forth in Article 4 of the Warrant as of the date hereof.

SVB Financial Group

By:
Name:
Title: